EXHIBIT 10.1

Letter Agreement

This Letter Agreement is by and between Capstone Therapeutics Corp., a Delaware corporation, having its principal business at 1275 West Washington Street, Suite 104, Tempe, AZ 85281 ("Capstone"), its joint venture, LipimetiX Development, Inc., a Delaware corporation, having its principal business at 5 Commonwealth Road, Suite 2a, Natick, MA 01760 ("LipimetiX"), and Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS, L.P., Investment 10, LLC, and MSI BVF SPV, LLC. (the "BVF Parties").

Re: Securities Purchase Agreement dated as of December 11, 2015 by and among Capstone Therapeutics Corp. and Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS, L.P., Investment 10, LLC, and MSI BVF SPV, LLC.

Ladies and Gentlemen:

Please refer to the above Securities Purchase Agreement (the "Agreement").

Capitalized terms used in this letter agreement without definition shall have the meanings set forth herein.

By execution of this letter agreement below, each of the undersigned BVF Parties agrees as follows:

1.       Extension of Maturity Date. The Maturity Date shall be extended by 45 days to June 15, 2017.

Except as expressly modified hereby, the Agreement shall remain in full force and effect.

This letter agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California. This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature page delivered electronically or by facsimile (including without limitation transmission by .pdf) shall be binding to the same extent as an original signature page. Any party who delivers such a signature page agrees to later deliver an original counterpart to the other party if so requested.

Please confirm your agreement hereto by executing the acknowledgement and agreement below and returning it to the undersigned via email or fax.

Kind regards,

Capstone Therapeutics Corp.		LipimetiX Development, InC.

By:	/s/ John M. Holliman	By:	/s/ John M. Holliman
Name:	John M. Holliman		John M. Holliman
Title:	Executive Chairman		Executive Chairman

EXHIBIT 10.1

ACKNOWLEDGED AND AGREED, as of this 28th day of April 2017:

Biotechnology Value Fund, L.P.
By: BVF, Inc., General Partner

By: /s/ Mark Lampert
Name: Mark Lampert
Title: President

Biotechnology Value Fund II, L.P.
By: BVF, Inc., General Partner

By: /s/ Mark Lampert
Name: Mark Lampert
Title: President

Investment 10, LLC
By: BVF, Inc., attorney-in-fact

By: /s/ Mark Lampert
Name: Mark Lampert
Title: President

MSI BVF SPV, LLC
By: BVF, Inc., attorney-in-fact

By: /s/ Mark Lampert
Name: Mark Lampert
Title: President

Biotechnology Value Trading
Fund OS, L.P.
By: BVF Partners OS, Ltd.,
General Partner
By: BVF Partners L.P.,
Managing Member
By: BVF, Inc., General Partner

By: /s/ Mark Lampert
Name: Mark Lampert
Title: President